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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 21, 2006
                        (Date of earliest event reported)


                            DARDEN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13666


        Florida                                            59-3305930
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                 5900 Lake Ellenor Drive, Orlando, Florida 32809
          (Address of principal executive offices, including zip code)

                                 (407) 245-4000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the "Company") issued a news release dated March 21, 2006, entitled "Darden Restaurants Reports Third Quarter Diluted Net Earnings Per Share of 67 Cents, Up 20% From Prior Year; Declares Divided of 20 Cents Per Share," a copy of which is furnished herewith as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K,  including
Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.













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Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

         The following exhibit is being furnished with this Current Report:

         Exhibit Number    Description

               99 Press Release dated March 21, 2006, entitled "Darden Restaurants Reports Third Quarter Diluted Net Earnings Per Share of 67 Cents, Up 20% From Prior Year; Declares Dividend of 20 Cents Per Share."













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DARDEN RESTAURANTS, INC.




                                      By: /s/ Paula J. Shives
                                         ---------------------------------------
                                          Paula J. Shives
                                          Senior Vice President, General Counsel
                                          and Secretary




Date:  March 21, 2006




























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                                  EXHIBIT INDEX


Exhibit Number           Description of Exhibit

   99 Press Release dated March 21, 2006, entitled "Darden Restaurants Reports Third Quarter Diluted Net Earnings Per Share of 67 Cents, Up 20% From Prior Year; Declares Dividend of 20 Cents Per Share."
















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